UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/30/2017

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Principal Amount	Value

Mortgage-Backed Obligations—0.1%

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	$44,619	$40,483

WaMu Mortgage Pass-Through Certificates Trust, Series 2005- AR14, Cl. 1A4, 2.817%, 12/25/35[1]	80,389	77,918

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 3.093%, 3/25/36[1]	64,254	63,144
Series 2007-AR8, Cl. A1, 3.139%, 11/25/37[1]	54,274	51,296

Total Mortgage-Backed Obligations (Cost $219,974)		232,841

Corporate Bonds and Notes—88.8%

Consumer Discretionary—14.4%

Auto Components—0.5%

Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,064,155

Automobiles—3.1%

Daimler Finance North America LLC:
2.00% Sr. Unsec. Nts., 8/3/18[2]	425,000	426,089
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	462,000	698,921

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,190,000	1,182,488

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	563,000	617,052

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	420,000	422,450

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	444,000	457,796

Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[2]	475,000	467,467

Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[2]	337,000	332,486

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[2]	460,000	459,678

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	910,000	949,876

		6,014,303

Diversified Consumer Services—0.5%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	840,000	890,400

Hotels, Restaurants & Leisure—0.9%

Aramark Services, Inc., 5% Sr. Unsec. Nts., 4/1/25[2]	454,000	475,565

Marriott International, Inc., 6.375% Sr. Unsec. Nts., 6/15/17	380,000	382,183

Wyndham Worldwide Corp., 4.15% Sr. Unsec. Nts., 4/1/24	953,000	973,197

		1,830,945

Household Durables—1.9%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	328,000	334,970

Newell Brands, Inc.:
3.90% Sr. Unsec. Nts., 11/1/25	900,000	929,511
5.00% Sr. Unsec. Nts., 11/15/23	829,000	884,607

PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	753,000	765,236

Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	619,000	635,249

1          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Household Durables (Continued)

Toll Brothers Finance Corp.: (Continued)
4.875% Sr. Unsec. Nts., 11/15/25	$173,000	$178,190

		3,727,763

Internet & Catalog Retail—1.2%

Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	315,000	362,756

QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	1,940,000	1,911,769

		2,274,525

Media—2.8%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	741,000	756,900

Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47[2]	545,000	559,616

Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	849,000	788,415

Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	462,722

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	509,000	533,278

Sky plc, 6.10% Sr. Unsec. Nts., 2/15/18[2]	142,000	146,726

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	386,587

Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	100,000	97,076
3.45% Sr. Unsec. Nts., 10/4/26	363,000	349,117
4.375% Sr. Unsec. Nts., 3/15/43	915,000	816,922

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	608,000	617,880

		5,515,239

Multiline Retail—0.5%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	862,000	918,892

Specialty Retail—2.0%

AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	78,000	77,479

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	869,835

Home Depot, Inc. (The), 3.50% Sr. Unsec. Nts., 9/15/56	650,000	578,072

L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	321,000	340,661

Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	500,000	471,449

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	605,976

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	455,000	472,063

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	451,129

		3,866,664

Textiles, Apparel & Luxury Goods—1.0%

Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[2]	650,000	650,000

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	810,000	839,362

2          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Textiles, Apparel & Luxury Goods (Continued)

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	$408,000	$420,240

		1,909,602

Consumer Staples—8.2%

Beverages—3.4%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	515,000	516,398
3.65% Sr. Unsec. Nts., 2/1/26	1,206,000	1,235,517
4.90% Sr. Unsec. Nts., 2/1/46	463,000	507,728

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	560,000	859,548

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	406,071

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	169,000	167,005
2.10% Sr. Unsec. Nts., 7/15/21	1,200,000	1,179,985
4.20% Sr. Unsec. Nts., 7/15/46	140,000	133,504

PepsiCo, Inc., 3.45% Sr. Unsec. Nts., 10/6/46	475,000	433,553

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[2]	1,100,000	1,173,452

		6,612,761

Food & Staples Retailing—0.9%

Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	147,000	147,778

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	103,000	103,160
6.80% Sr. Unsec. Nts., 12/15/18	290,000	312,654

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,050,000	1,120,013

		1,683,605

Food Products—3.1%

Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	425,000	431,970

Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	810,000	793,642
8.50% Sr. Unsec. Nts., 6/15/19	893,000	1,007,830

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	425,000	425,582

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	820,000	843,331
4.375% Sr. Unsec. Nts., 6/1/46	660,000	630,687

Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[2]	504,000	521,010

Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[2]	510,000	502,881

Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[2]	471,000	472,630

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[2]	450,000	481,500

		6,111,063

Tobacco—0.8%

Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	695,000	653,013

Philip Morris International, Inc., 1.375% Sr. Unsec. Nts., 2/25/19	416,000	413,110

3          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Tobacco (Continued)

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	$458,000	$543,100

		1,609,223

Energy—7.6%

Energy Equipment & Services—0.9%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	373,000	400,229

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	465,000	488,765

Schlumberger Holdings Corp., 4% Sr. Unsec. Nts., 12/21/25[2]	697,000	734,653

		1,623,647

Oil, Gas & Consumable Fuels—6.7%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	226,000	218,573
6.20% Sr. Unsec. Nts., 3/15/40	379,000	438,466

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	725,000	740,746

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	785,000	837,837

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	408,000	407,563

Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	364,000	364,219

Cenovus Energy, Inc.:
4.25% Sr. Unsec. Nts., 4/15/27[2]	86,000	85,599
5.40% Sr. Unsec. Nts., 6/15/47[2]	91,000	89,534

Cimarex Energy Co., 3.90% Sr. Unsec. Nts., 5/15/27	827,000	837,913

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	201,000	213,157

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	90,000	100,971
5.95% Sr. Unsec. Nts., 3/15/46	330,000	417,534

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	450,000	441,810

Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	389,000	385,292

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	347,000	365,296

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	382,165
4.90% Sr. Unsec. Nts., 5/15/46	325,000	341,188

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,275,000	1,355,150

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	310,000	321,264

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	628,000	673,389

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,186,000	1,178,952

Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28[2]	705,000	707,479

Shell International Finance BV, 4% Sr. Unsec. Nts., 5/10/46	505,000	491,659

Tesoro Corp., 5.125% Sr. Unsec. Nts., 12/15/26[2]	915,000	979,050

Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.25% Sr. Unsec. Nts., 1/15/25	664,000	707,160

		13,081,966

Financials—23.2%

Capital Markets—5.8%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	330,000	333,191

Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	423,000	410,765

4          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Capital Markets (Continued)

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	$331,000	$334,639

Credit Suisse Group Funding Guernsey Ltd.:
3.80% Sr. Unsec. Nts., 9/15/22	420,000	432,853
3.80% Sr. Unsec. Nts., 6/9/23	600,000	612,975

E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[1,3]	1,007,000	1,049,798

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	591,000	586,887
3.75% Sr. Unsec. Nts., 2/25/26	440,000	447,825
3.85% Sr. Unsec. Nts., 1/26/27	355,000	361,402
5.15% Sub. Nts., 5/22/45	650,000	689,184

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	1,370,000	1,403,191
5.00% Sub. Nts., 11/24/25	1,414,000	1,537,688

MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[2]	915,000	942,450

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	650,000	649,777

TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	578,000	579,432

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	874,070

		11,246,127

Commercial Banks—11.6%

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	846,000	815,280
7.75% Jr. Sub. Nts., 5/14/38	801,000	1,109,290

Branch Banking & Trust Co., 3.625% Sub. Nts., 9/16/25	1,000,000	1,033,611

Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	375,995
4.281% Sr. Unsec. Nts., 4/24/48[1]	484,000	477,899
4.30% Sub. Nts., 11/20/26	445,000	453,770
4.45% Sub. Nts., 9/29/27	419,000	429,561

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	712,000	714,095

Credit Agricole SA (London), 4.125% Sr. Unsec. Nts., 1/10/27[2]	973,000	990,185

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[2]	501,000	507,789

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	513,454

First Republic Bank, 4.375% Sub. Nts., 8/1/46	407,000	393,223

Glencore Funding LLC, 4% Sr. Unsec. Nts., 4/16/25[2]	815,000	817,994

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	546,000	558,497

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]	673,000	676,587

ING Groep NV, 3.95% Sr. Unsec. Nts., 3/29/27	411,000	420,959

JPMorgan Chase & Co.:
3.54% Sr. Unsec. Nts., 5/1/28[1]	823,000	820,938
3.782% Sr. Unsec. Nts., 2/1/28[1]	1,649,000	1,678,774
4.26% Sr. Unsec. Nts., 2/22/48[1]	379,000	384,512

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	760,000	750,764

Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27	1,057,000	1,056,291

5          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Banks (Continued)

Lloyds Banking Group plc: (Continued)
6.413% Jr. Sub. Perpetual Bonds[1,2,3]	$105,000	$114,187
6.657% Jr. Sub. Perpetual Bonds[1,2,3]	565,000	621,444

PNC Bank NA:
2.55% Sr. Unsec. Nts., 12/9/21	410,000	412,830
2.625% Sr. Unsec. Nts., 2/17/22	194,000	196,214

RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,3]	640,000	700,800

Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	263,638

Skandinaviska Enskilda Banken AB, 2.80% Sr. Unsec. Nts., 3/11/22	962,000	971,639

Standard Chartered plc, 2.68% Jr. Sub. Perpetual Bonds[1,2,3]	300,000	254,625

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	380,000	372,936

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[2]	533,000	538,313

UniCredit SpA, 4.625% Sr. Unsec. Nts., 4/12/27[2]	776,000	781,757

US Bancorp:
3.10% Sub. Nts., 4/27/26	530,000	525,724
3.15% Sr. Unsec. Nts., 4/27/27	231,000	231,497

Wells Fargo & Co.:
4.75% Sub. Nts., 12/7/46	573,000	591,491
5.90% Jr. Sub. Perpetual Bonds, Series S1,3	909,000	964,676

		22,521,239

Consumer Finance—1.1%

Ally Financial, Inc., 4.625% Sr. Unsec. Nts., 3/30/25	465,000	460,641

American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27[4]	579,000	575,408

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	400,000	388,725

Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	462,000	458,610

Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[2]	282,000	302,859

		2,186,243

Diversified Financial Services—1.0%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	127,000	127,458

Burlington Northern Santa Fe LLC, 3.90% Sr. Unsec. Nts., 8/1/46	450,000	444,059

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	172,673

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	386,994

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	873,000	903,555

		2,034,739

Insurance—2.5%

Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	576,000	598,940

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	666,000	685,942

Manulife Financial Corp., 4.061% Sub. Nts., 2/24/32[1]	567,000	576,275

Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	406,000	421,048

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,3]	633,000	658,953

Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[1]	725,000	754,906
5.375% Jr. Sub. Nts., 5/15/45[1]	435,000	460,013

6          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Insurance (Continued)

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	$756,000	$780,451

		4,936,528

Real Estate Investment Trusts (REITs)—1.2%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	356,993
5.90% Sr. Unsec. Nts., 11/1/21	520,000	585,534

Crown Castle International Corp., 3.40% Sr. Unsec. Nts., 2/15/21	700,000	715,146

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	550,000	600,875

		2,258,548

Health Care—6.1%

Biotechnology—2.2%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	528,000	533,377
4.70% Sr. Unsec. Nts., 5/14/45	211,000	213,230

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	364,767

Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	465,000	467,028
3.875% Sr. Unsec. Nts., 8/15/25	482,000	500,151
5.00% Sr. Unsec. Nts., 8/15/45	126,000	134,978

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	395,000	408,244

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	501,000	498,506
3.20% Sr. Unsec. Nts., 9/23/26	1,216,000	1,179,659

		4,299,940

Health Care Equipment & Supplies—1.9%

Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	482,000	484,942
4.90% Sr. Unsec. Nts., 11/30/46	597,000	626,960

Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	707,000	668,964

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	975,000	1,002,802

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	810,000	883,542

		3,667,210

Health Care Providers & Services—0.9%

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	381,000	419,576

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	880,711

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	305,000	319,204

		1,619,491

Life Sciences Tools & Services—0.4%

Quintiles IMS, Inc., 5% Sr. Unsec. Nts., 10/15/26[2]	350,000	360,500

7          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Life Sciences Tools & Services (Continued)

Thermo Fisher Scientific, Inc., 4.15% Sr. Unsec. Nts., 2/1/24	$451,000	$479,328

		839,828

Pharmaceuticals—0.7%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	669,000	681,987
4.75% Sr. Unsec. Nts., 3/15/45	399,000	407,106

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	252,488

		1,341,581

Industrials—7.3%

Aerospace & Defense—2.0%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	950,000	983,790

Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	524,000	534,537

L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/26	247,000	254,080

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	497,444

Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	353,000	352,508
3.875% Sr. Unsec. Nts., 3/1/25	230,000	235,433
4.30% Sr. Unsec. Nts., 3/1/24	427,000	451,315

United Technologies Corp.:
1.778% Jr. Sub. Nts., 5/4/18[1]	76,000	76,110
4.50% Sr. Unsec. Nts., 6/1/42	450,000	487,732

		3,872,949

Air Freight & Couriers—0.2%

United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	297,530

Building Products—0.6%

Johnson Controls International plc, 4.50% Sr. Unsec. Nts., 2/15/47	351,000	360,428

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	917,000	894,702

		1,255,130

Commercial Services & Supplies—0.8%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,124,000	1,131,288

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	350,000	356,615

		1,487,903

Electrical Equipment—0.5%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	927,000	939,746

Industrial Conglomerates—0.5%

Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	269,000	274,562
3.85% Sr. Unsec. Nts., 12/15/25	620,000	636,166

		910,728

8          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Machinery—0.6%

Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	$450,000	$473,055

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	186,000	188,012

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[2]	605,000	594,143

		1,255,210

Road & Rail—1.2%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	354,748

ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[2]	356,000	363,132

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	196,000	213,083

Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[2]	1,129,000	1,096,837

Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	400,000	402,548

		2,430,348

Trading Companies & Distributors—0.9%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	890,000	922,657

Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	417,000	410,576
3.625% Sr. Unsec. Nts., 4/1/27	409,000	406,723

		1,739,956

Information Technology—5.5%

Communications Equipment—0.4%

Cisco Systems, Inc., 2.95% Sr. Unsec. Nts., 2/28/26	700,000	702,383

Electronic Equipment, Instruments, & Components—0.1%

CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	148,000	158,360

Internet Software & Services—0.1%

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	271,000	284,889

IT Services—1.6%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	683,000	675,066

DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20[2]	343,000	347,131
4.75% Sr. Unsec. Nts., 4/15/27[2]	1,099,000	1,137,230

International Business Machines Corp., 3.625% Sr. Unsec. Nts., 2/12/24	950,000	1,000,263

		3,159,690

Semiconductors & Semiconductor Equipment—0.5%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	920,000	1,044,138

Software—2.0%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	445,000	445,352
4.375% Sr. Unsec. Nts., 6/15/25	330,000	347,969

9          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Software (Continued)

Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[2]	$442,000	$452,341
6.02% Sr. Sec. Nts., 6/15/26[2]	901,000	994,173

Microsoft Corp., 3.70% Sr. Unsec. Nts., 8/8/46	500,000	477,925

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	580,980

Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	470,000	556,163

		3,854,903

Technology Hardware, Storage & Peripherals—0.8%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	675,000	705,965

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17	143,000	143,387
6.35% Sr. Unsec. Nts., 10/15/45	652,000	679,564

		1,528,916

Materials—6.6%

Chemicals—3.1%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	517,000	515,727
4.125% Sr. Unsec. Nts., 3/15/35	196,000	190,091

CF Industries, Inc., 3.45% Sr. Unsec. Nts., 6/1/23	625,000	584,375

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	427,000	429,428

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	915,000	944,737

Praxair, Inc., 3.20% Sr. Unsec. Nts., 1/30/26	500,000	511,488

RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	875,000	885,901
3.75% Sr. Unsec. Nts., 3/15/27	335,000	339,102

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	219,604

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	217,538
3.95% Sr. Unsec. Nts., 1/15/26	510,000	519,427

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[2]	650,000	642,164

		5,999,582

Construction Materials—1.2%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	438,000	485,025

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	456,000	479,940

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[2]	362,000	356,231

Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	947,000	962,228

		2,283,424

Containers & Packaging—1.3%

Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	40,000	43,350

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	694,000	662,470
4.80% Sr. Unsec. Nts., 6/15/44	280,000	288,523

10          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Containers & Packaging (Continued)

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	$223,000	$226,452
4.50% Sr. Unsec. Nts., 11/1/23	650,000	699,357

Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[2]	660,000	667,425

		2,587,577

Metals & Mining—0.6%

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	440,000	474,287

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	615,000	641,206

		1,115,493

Paper & Forest Products—0.4%

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	823,165

Telecommunication Services—3.4%

Diversified Telecommunication Services—3.2%

AT&T, Inc.:
3.80% Sr. Unsec. Nts., 3/15/22	985,000	1,023,483
4.35% Sr. Unsec. Nts., 6/15/45	970,000	863,993

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	686,000	1,038,365

Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	128,000	131,552
5.213% Sr. Unsec. Nts., 3/8/47	203,000	210,753
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	595,000	749,363

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	471,000	455,572
3.50% Sr. Unsec. Nts., 11/1/24	402,000	402,914
4.125% Sr. Unsec. Nts., 8/15/46	601,000	526,199
4.522% Sr. Unsec. Nts., 9/15/48	892,000	818,042

		6,220,236

Wireless Telecommunication Services—0.2%

Rogers Communications, Inc., 6.80% Sr. Unsec. Nts., 8/15/18	400,000	425,302

Utilities—6.5%

Electric Utilities—5.1%

AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	658,589

Alabama Power Co., 4.30% Sr. Unsec. Nts., 1/2/46	350,000	364,707

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	658,000	656,876

Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	607,461

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	772,000	779,669

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	319,000	319,254

Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	131,000	142,097

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	386,000	388,812

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	333,717

Great Plains Energy, Inc.:
2.50% Sr. Unsec. Nts., 3/9/20	215,000	217,307
4.85% Sr. Unsec. Nts., 4/1/47	565,000	576,172

11          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electric Utilities (Continued)

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	$323,000	$345,066

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	367,716

Kentucky Power Co., 6% Sr. Unsec. Nts., 9/15/17[2]	144,000	146,345

Oncor Electric Delivery Co. LLC, 5.30% Sr. Sec. Nts., 6/1/42	350,000	415,468

Pacific Gas & Electric Co., 6.05% Sr. Unsec. Nts., 3/1/34	400,000	503,965

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	133,097

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	1,533,000	1,664,579

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	441,000	439,042

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	148,000	151,441

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	643,000	663,692

		9,875,072

Gas Utilities—0.2%

Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	455,000	459,199

Multi-Utilities—1.2%

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	288,377

Dominion Resources, Inc.: 1.875% Sr. Unsec. Nts., 1/15/19	211,000	210,861
4.90% Sr. Unsec. Nts., 8/1/41	250,000	266,107

Enable Midstream Partners LP, 4.40% Sr. Unsec. Nts., 3/15/27	65,000	65,002

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	371,555

NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44	300,000	318,490
6.80% Sr. Unsec. Nts., 1/15/19	400,000	431,029

Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	347,756

		2,299,177

Total Corporate Bonds and Notes (Cost $169,174,815)		172,697,233

Short-Term Notes—2.5%

Amphenol Corp., 1.15%, 5/4/17[5]	960,000	959,822

Church & Dwight Co., Inc., 1.161%, 5/8/17[5,6]	790,000	789,753

Duke Energy Corp., 1.242%, 5/22/17[5,6]	1,000,000	999,213

International Paper Co., 1.11%, 5/3/17[2,5,6]	750,000	749,885

Leggett & Platt, Inc., 1.261%, 5/24/17[2,5,6]	500,000	499,570

NetApp, Inc., 1.231%, 5/30/17[2,5,6]	800,000	799,134

Total Short-Term Notes (Cost $4,797,765)		4,797,377

	Shares

Investment Companies—6.5%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[7,8]	3,987,629	3,987,629

12          OPPENHEIMER CORPORATE BOND FUND

	Shares	Value

Investment Companies (Continued)

Oppenheimer Limited-Term Bond Fund, Cl. I7	1,903,332	$8,679,193

Total Investment Companies (Cost $12,702,853)		12,666,822

Total Investments, at Value (Cost $186,895,407)	97.9%	190,394,273

Net Other Assets (Liabilities)	2.1	4,128,662

Net Assets	100.0%	$194,522,935

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,498,157 or 18.76% of the Fund’s net assets at period end.

3. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

5. Current yield as of period end.

6. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $3,837,555 or 1.97% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017

Oppenheimer Institutional
Government Money Market Fund, Cl. Ea	5,258,702	82,874,647	84,145,720	3,987,629
Oppenheimer Limited-Term Bond
Fund, Cl. I	1,785,560	1,014,928	897,156	1,903,332

		Value	Income	Realized Loss

Oppenheimer Institutional Government Money Market
Fund, Cl. Ea		$3,987,629	$16,669	$—
Oppenheimer Limited-Term Bond Fund, Cl. I		8,679,193	159,765	58,315

Total		$12,666,822	$176,434	$58,315

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

8. Rate shown is the 7-day yield at period end.

Futures Contracts as of April 30, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	6/21/17	7	$1,070,781	$10,503
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/17	242	30,423,938	(217,421)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/17	184	39,856,125	44,704

13          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Nts., 5 yr.	CBT	Buy	6/30/17	29	$3,433,781	$31,080

						$ (131,134)

Centrally Cleared Credit Default Swaps at April 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.28	Sell	5.000%	6/20/22 USD	9,025	$(571,257)	$715,997

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Non-Investment Grade	$ 9,025,000	$ —	BB
Corporate Debt Indexes

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:
Definitions
CDX.HY.28	Markit CDX High Yield Index
Exchange Abbreviations
CBT	Chicago Board of Trade

14          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally

15          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

16          OPPENHEIMER CORPORATE BOND FUND

2. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$232,841	$—	$232,841
Corporate Bonds and Notes	—	172,697,233	—	172,697,233
Short-Term Notes	—	4,797,377	—	4,797,377
Investment Companies	12,666,822	—	—	12,666,822

Total Investments, at Value	12,666,822	177,727,451	—	190,394,273
Other Financial Instruments:
Centrally cleared swaps, at value	—	715,997	—	715,997
Futures contracts	86,287	—	—	86,287

Total Assets	$12,753,109	$178,443,448	$—	$191,196,557

Assets Table
Other Financial Instruments:
Futures contracts	(217,421)	—	—	(217,421)

Total Assets	$(217,421)	$—	$—	$(217,421)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net

17          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$699,677
Sold securities	128,934

18          OPPENHEIMER CORPORATE BOND FUND

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

19          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures

20          OPPENHEIMER CORPORATE BOND FUND

5. Use of Derivatives (Continued)

contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $44,589,120 and $33,773,802 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the

21          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

“reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $4,084,180 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the

22          OPPENHEIMER CORPORATE BOND FUND

5. Use of Derivatives (Continued)

annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $50,829 and $14,545 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of July 31, 2016	—	$—
Swaptions written	18,342,000	97,943
Swaptions closed or expired	(18,342,000)	(97,943)

Swaptions outstanding as of April 30, 2017	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the

23          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The

24          OPPENHEIMER CORPORATE BOND FUND

5. Use of Derivatives (Continued)

Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$186,953,722
Federal tax cost of other investments	12,497,579

Total federal tax cost	$199,451,301

Gross unrealized appreciation	$4,726,471
Gross unrealized depreciation	(1,272,314)

Net unrealized appreciation	$3,454,157

25          OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017